Exhibit 10.16










                                 LOAN AGREEMENT

                                     BETWEEN

                             HEALTH CARE REIT, INC.


                                       AND

                       BALANCED CARE AT MERRILLVILLE, INC.




                                 OCTOBER 1, 2000

                                TABLE OF CONTENTS

SECTION                                                                                                        PAGE

ARTICLE 1:  PURPOSE AND DEFINITIONS...............................................................................1
         1.1        Purpose.......................................................................................1
         1.2        Definitions...................................................................................1
         1.3        Incorporation of Amendments...................................................................4
         1.4        Exhibits......................................................................................5

ARTICLE 2:  LOAN AND LOAN DOCUMENTS...............................................................................5
         2.1        Obligation to Lend............................................................................5
                    2.1.2    [Intentionally Deleted]..............................................................5
         2.2        Obligation to Repay...........................................................................5
                    2.2.1    Term of the Loan.....................................................................5
                    2.2.2    Interest and Payments................................................................5
         2.3        Use of Proceeds...............................................................................5
         2.4        Security......................................................................................5
         2.5        [Intentionally Deleted].......................................................................6
         2.6        Loan Expenses.................................................................................6
         2.7        Disbursements.................................................................................6
                    2.7.1    Loan Advances........................................................................6
                    2.7.2    Accrued Interest Payment.............................................................6
         2.8        Closing.......................................................................................6

ARTICLE 3:  CONDITIONS PRECEDENT TO DISBURSEMENT..................................................................6
         3.1        Conditions Precedent to Initial Disbursement..................................................6
                    3.1.1    Legal Opinion........................................................................6
                    3.1.2    Lender's Documents...................................................................6
                    3.1.3    Organizational Documents.............................................................7
                    3.1.4    Financial Statements.................................................................7
                    3.1.5    Other Closing Requirements...........................................................7
         3.2        Conditions Precedent to Each Disbursement.....................................................7
                    3.2.1    Disbursement Voucher.................................................................7
                    3.2.2    Post-Closing Obligations.............................................................7
                    3.2.3    No Event of Default..................................................................7

ARTICLE 4:  BORROWER'S REPRESENTATIONS AND WARRANTIES.............................................................7
         4.1        Organization and Good Standing................................................................8
         4.2        Power and Authority...........................................................................8
         4.3        Enforceability................................................................................8
         4.4        [Intentionally Deleted].......................................................................8
         4.5        [Intentionally Deleted].......................................................................8
         4.6        [Intentionally Deleted].......................................................................8
         4.7        [Intentionally Deleted].......................................................................8


                                       i

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
SECTION                                                                                                        PAGE

         4.8        [Intentionally Deleted].......................................................................8
         4.9        [Intentionally Deleted].......................................................................8
         4.10       [Intentionally Deleted].......................................................................8
         4.11       Affirmation of Lease..........................................................................8

ARTICLE 5:  AFFIRMATIVE COVENANTS.................................................................................8
         5.1        Perform Obligations...........................................................................8
         5.2        Documents and Information.....................................................................8
                    5.2.1    Furnish Documents....................................................................9
                    5.2.2    Furnish Information..................................................................9
                    5.2.3    Further Assurances and Information...................................................9
                    5.2.4    Material Communications..............................................................9
                    5.2.5    Requirements for Financial Statements...............................................10
         5.3        Broker's Commission..........................................................................10
         5.4        Existence....................................................................................10
         5.5        [Intentionally Deleted]......................................................................10

ARTICLE 6:  NEGATIVE COVENANTS...................................................................................10
         6.1        No Debt......................................................................................10
         6.2        No Liens.....................................................................................10
         6.3        No Guaranties................................................................................10
         6.4        No Dissolution...............................................................................11
         6.5        [Intentionally Deleted]......................................................................11
         6.6        No Investments...............................................................................11
         6.7        Subordination of Payments....................................................................11
         6.8        Change of Location or Name...................................................................11

ARTICLE 7:  DEFAULT AND REMEDIES.................................................................................11
         7.1        Event of Default.............................................................................11
         7.2        Remedies on Default..........................................................................14
                    7.2.1    Acceleration........................................................................14
                    7.2.2    Other Remedies......................................................................14
                    7.2.3    Waiver..............................................................................14
                    7.2.4    Terminate Disbursement..............................................................14
                    7.2.5    [Intentionally Deleted].............................................................14
                    7.2.6    Lease Remedies......................................................................14

ARTICLE 8:  MISCELLANEOUS........................................................................................15
         8.1        Advances by Lender...........................................................................15
         8.2        [Intentionally Deleted]......................................................................15
         8.3        Construction of Rights and Remedies and Waiver of Notice and Consent.........................15
                    8.3.1    Applicability.......................................................................15
                    8.3.2    Waiver of Notices and Consent to Remedies...........................................15
                    8.3.3    Cumulative Rights...................................................................15
                    8.3.4    Extension or Modification of Loan...................................................15
                    8.3.5    Right to Select Security............................................................16
                    8.3.6    Forbearance Not a Waiver............................................................16



                                       ii
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
SECTION                                                                                                        PAGE

                    8.3.7    No Waiver...........................................................................16
                    8.3.8    No Continuing Waivers...............................................................16
                    8.3.9    [Intentionally Deleted].............................................................16
                    8.3.10No Release.............................................................................16
         8.4        Assignment...................................................................................17
                    8.4.1    Assignment by Lender................................................................17
                    8.4.2    Assignment by Borrower..............................................................17
         8.5        Notices......................................................................................17
         8.6        Entire Agreement.............................................................................17
         8.7        Severability.................................................................................17
         8.8        Captions and Headings........................................................................18
         8.9        Governing Law................................................................................18
         8.10       Binding Effect...............................................................................18
         8.11       Modification.................................................................................18
         8.12       Construction of Agreement....................................................................18
         8.13       Counterparts.................................................................................18
         8.14       No Third-Party Beneficiary Rights............................................................18
         8.15       Lender's Authority to Furnish Copies of Loan Documents.......................................18
         8.16       Lender Merely a Lender.......................................................................19
                    8.16.1   No Agency...........................................................................19
                    8.16.2   No Obligation to Pay................................................................19
                    8.16.3   No Responsibility for Construction..................................................19


EXHIBIT A:  DISBURSEMENT SCHEDULE

EXHIBIT B:  DISBURSEMENT VOUCHER

EXHIBIT C:  LEGAL DESCRIPTIONS

EXHIBIT D:  [INTENTIONALLY DELETED]

EXHIBIT E:  DOCUMENTS TO BE DELIVERED

EXHIBIT F:  BORROWER'S CERTIFICATE

EXHIBIT G:  FACILITY INFORMATION



                                      iii

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                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT ("Agreement") is made and entered into effective as of October 1, 2000 (the "Effective Date") between BALANCED CARE AT MERRILLVILLE, INC. a corporation organized under the laws of the State of Delaware (the "Borrower"), having its chief executive office at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055 and HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware (the "Lender"), having an address of One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603.


                                R E C I T A L S:


         A. Lender has entered into a lease with Borrower for certain facilities described on Exhibit G ("Facilities").

         B. Lender has also agreed to provide a loan to Borrower in the maximum amount of $1,000,000.00 ("Loan"), subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and the premises contained herein, the parties agree as follows:


                       ARTICLE 1: PURPOSE AND DEFINITIONS

1.1 Purpose. The purpose of this Agreement is to establish the Loan with Lender for the financing as set forth above.

1.2 Definitions. Except as otherwise expressly provided, [i] the terms defined in this section have the meanings assigned to them in this section and include the plural as well as the singular; [ii] all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as of the time applicable; and [iii] the words "herein", "hereof", and "hereunder" and similar words refer to this Agreement as a whole and not to any particular section.

         "Affiliate" means any person, corporation, partnership, limited liability company, trust, or other legal entity (now or hereafter existing) that, directly or indirectly, controls, or is controlled by, or is under common control with Borrower. "Control" (and the correlative meanings of the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. "Affiliate" includes, without limitation, Guarantor.

         "Annual Financial Statements" means [i] for Borrower, an unaudited balance sheet and statement of income for the most recent fiscal year; and [ii] for Guarantor, an audited balanced sheet and statement of income for the most recent fiscal year with consolidating schedules.

         "Borrower" means Balanced Care at Merrillville, Inc., a corporation organized under the laws of the State of Delaware, its successors and permitted assigns.

         "Business Day" means any day which is not a Saturday or Sunday or a public holiday under the laws of the United States of America or the State of Ohio.

         "Closing" means the Effective Date.

         "Disbursement Schedule" means the Disbursement Schedule attached hereto as Exhibit A setting forth Borrower's estimate of the dates and amounts of the disbursements required hereunder.

         "Disbursement Voucher" means Borrower's written request for a Loan Advance set forth on the form attached hereto as Exhibit B.

         "Effective Date" means the date of this Agreement.

         "Event of Default" has the meaning set forth in Section 7.1.

         "Facility" means each facility located on a portion of the Land. Reference in this Agreement to the "Facility" shall mean each Facility unless expressly stated otherwise.

         "Financial Statements" means the annual, quarterly and year-to-date financial statements of Borrower and Guarantor submitted to Lender prior to Closing.

         "Guarantor" means Balanced Care Corporation.

         "Guaranty" means the Unconditional and Continuing Guaranty entered into by Guarantor to guarantee payment of the Loan and any amendments thereto or substitutions or replacement thereof.

         "Guaranty Documents" means the Guaranty and any other agreement or instrument to be executed by Guarantor in accordance with the requirements of the Loan Documents.


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         "Land" means the real property described in Exhibit C attached hereto.

         "Lease" means the Master Lease Agreement of even date by which Lender leased the Leased Property to Borrower, as amended from time to time.

         "Lease Documents" means the Lease and all other documents executed by Borrower in connection with a Lease, each as amended from time to time.

         "Lender" means Health Care REIT, Inc., its successors and assigns.

         "Loan" means the loan by Lender to Borrower in the amount up to the Loan Amount.

         "Loan Amount" means $1,000,000.00.

         "Loan Advance" means each advance of proceeds of the Loan.

         "Loan Documents" means [i] this Agreement; [ii] the Note; [iii] the Mortgage; and [iv] all other documents and instruments executed by Borrower in connection with the Loan, each as amended from time to time.

         "Loan Expenses" means all reasonable costs and expenses incurred by Lender in investigating, making and administering the Loan, including but not limited to, [i] reasonable attorneys' and paralegals' fees and costs; and [ii] reasonable travel, transportation, food, and lodging costs and expenses incurred by Lender and Lender's attorneys and paralegals, but excluding Lender's internal bookkeeping and routine loan servicing costs.

         "Material Obligation" means [i] any indebtedness secured by a security interest in or a lien, deed of trust or mortgage on a Facility (or any part thereof, including any personal property) and any agreement relating thereto; [ii] any obligation or agreement that is material to the construction, development or operation of a Facility or that is material to Borrower's business or financial condition; and [iii] any indebtedness or capital lease of Borrower that has an outstanding principal balance of at least $50,000.00 and any agreement relating thereto.

         "Mortgage" means the leasehold mortgage from Borrower for the benefit of Lender on the leasehold interest of Borrower arising




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under the Lease securing the obligations of Borrower relating to the Loan, any amendments thereto or substitutions or replacements thereof.

         "Note" means the Note of even date made by Borrower in favor of Lender for a principal amount equal to the Loan Amount, and any extensions, modifications, substitutions or renewals thereof.

         "Net Worth" has the meaning set forth in the Lease.

         "Organizational Documents" means [i] for a corporation, its Articles of Incorporation certified by the Secretary of State of the state of organization, as amended to date, and its Bylaws certified by an officer of such corporation, as amended to date; [ii] for a limited partnership, its Certificate of Partnership certified by the Secretary of State of the state of organization, as amended to date, and its Limited Partnership Agreement certified by the general partner of such partnership, as amended to date; and [iii] for a limited liability company, its Certificate of Organization certified by the Secretary of State of the State of Organization, as amended to date and its Operating Agreement certified by the managing member of such limited liability company, as amended to date.

         "Periodic Financial Statements" means the unaudited balance sheet and statement of income of Borrower for the most recent month and quarter on an individual facility and consolidated basis.

         "State" means the Commonwealth of Pennsylvania.

1.3 Incorporation of Amendments. The definition of any agreement, document, or instrument set forth in this Agreement or in any other Loan Document shall be deemed to incorporate all amendments, modifications, and renewals thereof and all substitutions and replacements therefor.



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1.4 Exhibits. The following exhibits are attached hereto and incorporated herein:

                           Exhibit A: Disbursement Schedule
                           Exhibit B: Disbursement Voucher
                           Exhibit C: Legal Description
                           Exhibit D: [Intentionally Deleted]
                           Exhibit E: Documents to be Delivered
                           Exhibit F: Borrower's Certificate
                           Exhibit G: Facility Information

                       ARTICLE 2: LOAN AND LOAN DOCUMENTS

2.1 Obligation to Lend. Subject to the terms and upon the conditions set forth in the Loan Documents, Lender shall lend to Borrower up to the Loan Amount. The indebtedness of Borrower to Lender for the Loan is evidenced by the Note.

2.1.2 Borrower Working Capital Contribution. Notwithstanding Section 2.1, Lender shall not be obligated to advance more than $250,000.00 of the Loan Amount unless and until Borrower provides evidence acceptable to Lender that Borrower has funded $250,000.00 in working capital expenses from Borrower's own funds.

2.2 Obligation to Repay. Borrower shall repay the Loan in accordance with the terms of the Note and the other Loan Documents.

2.2.1 Term of the Loan. The term of the Loan will expire on the Maturity Date set forth in the Note.

2.2.2 Interest and Payments. Borrower shall make payments in accordance with the Note at the rate set forth in the Note.

2.3 Use of Proceeds. For purposes of this Section 2.3 only, "Leased Facility" means any Facility that is subject to the Lease. All proceeds of the Loan (less closing costs) shall be used by Borrower solely for working capital for any Leased Facility, including but not limited to Rent payable under the lease.

2.4 Security. The Loan is guaranteed by Guarantor pursuant to the Guaranty. The Loan is secured by a security interest in certain property of Borrower granted pursuant to the provisions of Article 24 of the Lease and by a pledge of all of the issued and outstanding securities of Borrower granted pursuant to the provisions of Section 25.19 of the Lease.

2.5 [Intentionally Deleted].

2.6 Loan Expenses. At the Closing, Lender shall pay for the recording costs of the Mortgage.

2.7 Disbursements.

2.7.1 Loan Advances. Subject to the terms and conditions of this Agreement, including Section 2.1 and Section 2.1.2, Lender shall make an initial Loan Advance in the amount of $90,000.00 ("Monthly Amount"). On or before the 20th day of each month following Closing, Borrower shall submit to Lender a Disbursement Voucher for and Lender shall make a Loan Advance in an amount equal to the difference between [i] the Monthly Amount, and [ii] the total expenditures made by Borrower from the previous month's Monthly Amount. In addition to the Monthly Amount and in accordance with the terms and conditions of this Agreement, Borrower may request additional Loan Advances consistent with the Disbursement Schedule by submitting a Disbursement Voucher that states the amount of the Loan Advance requested, and Lender shall be obligated to make a Loan Advance based on Borrower's request, subject to the terms and conditions of this Agreement.

2.7.2 Accrued Interest Payment. At Lender's option, Lender may advance Loan proceeds to pay the accrued interest on the Loan.

2.8 Closing. Lender may elect to close by exchanging executed counterparts of one or more of the Loan Documents and other closing documents by mail or a national courier service, or by telecopier followed by exchanging documents by mail or national courier service.


                 ARTICLE 3: CONDITIONS PRECEDENT TO DISBURSEMENT

3.1 Conditions Precedent to Initial Disbursement. Borrower shall comply with, and Lender's obligation to disburse the first Loan Advance shall be conditioned upon Borrower's performance of the following conditions precedent:

3.1.1 Legal Opinion. Borrower shall have delivered to Lender an opinion of counsel, in form and substance satisfactory to Lender, covering the law of the State and such other federal and state laws as Lender may require.

3.1.2 Lender's Documents. Borrower shall have delivered to Lender fully executed originals of the Loan Documents.

3.1.3 Organizational Documents. Borrower shall have delivered to Lender copies of Borrower's Organizational Documents, in form and substance satisfactory to Lender, and Borrower's resolutions authorizing the Loan Documents, certified by Borrower to be true and complete and not revoked or amended since the respective dates thereof.

3.1.4 Financial Statements. Borrower shall have delivered to Lender the Financial Statements, all in form and substance satisfactory to Lender.

3.1.5 Other Closing Requirements. Borrower shall have satisfied the requirements of Section 3.2.3 and all other closing requirements of the Loan Documents, and Lease Documents.

3.2 Conditions Precedent to Each Disbursement. Borrower shall comply with, and Lender's obligation to disburse each Loan Advance after the first Loan Advance shall be conditioned upon Borrower's performance of the following conditions precedent:

3.2.1 Disbursement Voucher. Borrower shall have delivered to Lender a Disbursement Voucher.

3.2.2 Post-Closing Obligations. Borrower shall have satisfied all post-closing obligations under the Lease to be performed as of the date of such Loan Advance request.

3.2.3 No Event of Default. There shall be no uncured Event of Default under any Loan Document or Lease Document or any event which with the giving of notice or the passage of time would constitute an Event of Default.

3.2.4 Monthly Statements. Borrower shall have delivered to Lender reasonably satisfactory evidence of Borrower's use of the previous month's Loan Advance.


         ARTICLE 4: BORROWER'S REPRESENTATIONS AND WARRANTIES

         Borrower hereby makes the following representations and warranties, as of the Effective Date and the date of each Loan Advance, to Lender and acknowledges that Lender is making the Loan in reliance upon such representations and warranties. Borrower's representations and warranties shall survive the Closing and, except as specifically provided below, shall continue in full force and effect until Borrower has repaid the Loan in full and performed all other obligations under the Loan Documents.

4.1 Organization and Good Standing. Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

4.2 Power and Authority. Borrower has the power and authority to execute, deliver, and perform Borrower's obligations under the Loan Documents and has taken all requisite action to authorize the execution, delivery and performance of Borrower's obligations under such documents.

4.3 Enforceability. The Loan Documents constitute valid and binding obligations of Borrower, enforceable in accordance with their terms. The Guaranty Documents constitute valid and binding obligations of Guarantor, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium and other state and federal laws relating to or affecting the rights of creditors generally and general principles of equity.

4.4 [Intentionally Deleted].

4.5 [Intentionally Deleted].

4.6 [Intentionally Deleted].

4.7 [Intentionally Deleted].

4.8 [Intentionally Deleted].

4.9 [Intentionally Deleted].

4.10 [Intentionally Deleted].

4.11 Affirmation of Lease. Borrower affirms to Lender that all representations and warranties set forth in the Lease Documents (if any) as of the date made are true, complete and accurate.

                        ARTICLE 5: AFFIRMATIVE COVENANTS

5.1 Perform Obligations. Borrower shall perform all its obligations under the Loan Documents and perform its obligations under the respective Lease Documents. For so long as the Lease remains in full force and effect, Borrower shall be deemed to comply with this Article 5 if Borrower complies with the Affirmative Covenants set forth in the Lease.

5.2 Documents and Information.

5.2.1 Furnish Documents. Borrower shall periodically during the term of the Loan deliver to Lender the Annual Financial Statements, Periodic Financial Statements and other documents described on Exhibit E within the specified time periods. With each delivery of Annual Financial Statements and Periodic Financial Statements to Lender, Borrower shall also deliver to Lender a certificate signed by the Chief Financial Officer of Borrower in the form of Exhibit F.

5.2.2 Furnish Information. Borrower and Guarantor shall each [i] within 15 business days after any request therefor, supply Lender with such information concerning its financial condition, affairs and property, as Lender may reasonably request from time to time hereafter; [ii] promptly notify Lender in writing of any condition or event that constitutes a breach or event of default of any term, condition, warranty, representation, or provisions of any Loan Document, Guaranty Document, or any other Material Obligation, and of any material adverse change in its financial condition; [iii] maintain a standard and modern system of accounting; [iv] upon reasonable prior notice permit Lender or any of its agents or representatives to have access to and to examine all of its books and records regarding the financial condition of Borrower, Guarantor and any Facility at any time or times hereafter during business hours; and [v] permit Lender to copy and make abstracts from any and all of said books and records, provided that such copies and abstracts shall not be made available by Lender to anyone other than to governmental authorities, attorneys, auditors, underwriters, credit rating agencies and such other persons for which there is a legitimate business purpose for such disclosure and subject to patient confidentiality.

5.2.3 Further Assurances and Information. Borrower shall, on request of Lender from time to time, execute, deliver, and furnish documents as may be reasonably necessary to fully consummate the transactions contemplated under this Agreement. Within 15 days after a request from Lender, Borrower shall provide to Lender such additional information regarding Borrower or Borrower's financial condition as Lender, or any existing or proposed creditor of Lender, or any auditor or underwriter of Lender, may require from time to time, including, without limitation, a current Borrower's Certificate in the form of Exhibit F.

5.2.4 Material Communications. Borrower shall transmit to Lender, within five business days after receipt thereof, any communication that may materially and adversely affect Borrower, any existing

Facility, the Loan Documents or the Lease Documents and Borrower will promptly respond to Lender's inquiry with respect to such communication. Upon receipt of written notice thereof, Borrower shall promptly notify Lender in writing of any threatened or existing litigation or proceeding against, or investigation of, Borrower or any Facility that may materially and adversely affect the right to operate the Facility or title to the Facility or Lender's interest therein.

5.2.5 [Intentionally Deleted].

5.3 Broker's Commission. Borrower and Lender each represent that it has not incurred an obligation to any broker in connection with the Loan. Lender and Borrower shall each indemnify the other from claims, liability, loss, damage or expense (including attorneys' fees) arising out of or relating to a breach of this representation.

5.4 Existence. Borrower shall maintain its existence throughout the term of this Agreement and every other Loan Document.

5.5 [Intentionally Deleted].


                          ARTICLE 6: NEGATIVE COVENANTS

         Until the Loan has been paid in full, Borrower shall not do any of the following without the prior written consent of Lender which shall not be unreasonably withheld except to the extent specifically permitted under the terms of the Lease. For so long as the Lease remains in full force and effect, Borrower shall be deemed to comply with this Article 6 if Borrower complies with the Negative Covenants set forth in the Lease.

6.1 No Debt. Borrower shall not create, incur, assume, or permit to exist any indebtedness other than [i] trade debt incurred in the ordinary course of Borrower's business; [ii] the Loan (including any future increase in the Loan Amount); and [iii] all other indebtedness allowable under the terms of the Lease Documents to which Borrower is a party.

6.2 No Liens. Borrower shall not create, incur, or permit to exist any lien upon or pledge of any interest in Borrower except for liens or pledges in favor of Lender.

6.3 No Guaranties. Borrower shall not create, incur, assume, or permit to exist any guarantee of any loan or other indebtedness except for [i] the endorsement of negotiable instruments for collection in the ordinary course of business; [ii] guaranties in favor of Lender; and [iii] all other guaranties allowable under the terms of the Lease Documents to which Borrower is a party.

6.4 No Dissolution. Except as may be permitted in the Lease, Borrower shall not dissolve, liquidate, merge, consolidate or terminate its existence or sell, assign, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired).

6.5 [Intentionally Deleted].

6.6 No Investments. Except as may be permitted in the Lease, Borrower shall not purchase or otherwise acquire, hold, or invest in securities (whether capital stock or instruments evidencing indebtedness) of or make loans or advances to any person, including, without limitation, any shareholder, partner or member of Borrower.

6.7 Subordination of Payments. Except as may be permitted in the Lease, after the occurrence of an Event of Default and until such Event of Default is cured, Borrower shall not make any payments or distributions (including, without limitation, salary, bonuses, fees, principal, interest, dividends, liquidating distributions, management fees, cash flow distributions or lease payments) to any Affiliate or any shareholder, member or partner of Borrower or any Affiliate, or any family member of any such shareholder, member or partner.

6.8 Change of Location or Name. Except as may be permitted in the Lease, Borrower shall not change any of the following: [i] the location of the principal place of business or chief executive office of Borrower, or any office where any of Borrower's books and records are maintained; or [ii] the name under which Borrower conducts any of its business or operations, until Borrower has given Lender 30 days' advance notice and has executed and delivered to Lender all UCC financing statements, amendments and other documents reasonably requested by Lender in connection with such change.


                         ARTICLE 7: DEFAULT AND REMEDIES

7.1 Event of Default. Any one or more of the following events shall constitute an "Event of Default" hereunder:

7.1.1 Borrower fails to pay to Lender any monetary obligation payable by Borrower under the Loan Documents when such payment is due, provided, however, Borrower shall not be in default hereunder if Borrower makes such payment within 10 days after written notice from Lender that such payment is due.

7.1.2 Lender gives Borrower three or more notices of non-payment pursuant to
Section 7.1.1 hereof during any 12-month period.

7.1.3 Borrower (where applicable) fails to comply with any covenant set forth in
Section 5.4, or Article 6 of this Agreement.

7.1.4 Borrower fails to observe and perform any other covenant, condition or agreement under the Loan Documents to be performed by Borrower and [i] continuance of such failure for a period of 30 days after written notice thereof is given to the Borrower by the Lender; or [ii] if, by reason of the nature of such default the same cannot be remedied within the said 30 days, Borrower fails to proceed with reasonable diligence (reasonably satisfactory to Lender) after receipt of the notice to cure the same or, in any event, fails to cure such default within 60 days after receipt of the notice. The foregoing notice and cure provisions do not apply to any Event of Default otherwise specifically described in any other subsection of Section 7.1.

7.1.5 [i] The filing by Borrower of a petition under 11 U.S.C. or the commencement of a bankruptcy or similar proceeding by Borrower; [ii] the failure by Borrower within 60 days to dismiss any involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against Borrower or to lift or stay any execution, garnishment or attachment of the Facility; [iii] the entry of an order for relief under 11 U.S.C. in respect of Borrower; [iv] assignment by Borrower for the benefit of its creditors; [v] the entry by Borrower into an agreement of composition with its creditors; [vi] the approval by a court of competent jurisdiction of a petition applicable to Borrower in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency, or similar laws; or [vii] appointment by final order, judgment or decree of a court of competent jurisdiction of a receiver of the whole or any substantial part of the properties of Borrower (provided such receiver shall not have been removed or discharged within 60 days of the date of his qualification).

7.1.6 [i] Any receiver, administrator, custodian or other person takes possession or control of all or part of any Facility and continues in possession for 60 days; [ii] any writ against all or part of any Facility is not released within 60 days; [iii] any judgment is rendered against all or part of any Facility, any Affiliate or Borrower and which is undismissed for 60 days (except as otherwise provided in this section); [iv] all or a substantial part of the assets of Borrower or Guarantor are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors and are not released within 60 days; [v] Borrower or Guarantor is enjoined, restrained, or in any way prevented by court order, or any proceeding is filed or commenced seeking to enjoin, restrain, or in any way prevent Borrower or Guarantor from conducting all or a substantial part of its business or affairs and such proceeding is not released within 60 days; or [vi] if a notice of lien, levy, or assessment is filed of record with respect to all or any part of the property of Borrower or Guarantor and is not dismissed within 30 days.

7.1.7 Any representation or warranty made by Borrower or Guarantor in the Loan Documents, the Guaranty Documents, any security for the Loan, or any report, certificate, application, financial statement or other instrument furnished by Borrower or Guarantor pursuant hereto or thereto shall prove to be false, misleading or incorrect in any material respect as of the date made.

7.1.8 [Intentionally Deleted].

7.1.9 Any guarantor (if any) of the Loan dies, dissolves, terminates, is adjudicated incompetent, files a petition in bankruptcy, or is adjudicated insolvent under 11 U.S.C. or any other insolvency law, or fails to comply with any covenant or requirement set forth in the guaranty of such guarantor.

7.1.10 An Event of Default under the Lease shall be an Event of Default hereunder.

7.1.11 Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, for so long as the Lease is in full force and effect, no default hereunder (other than a default pursuant to Section 7.1.1) shall be deemed a default unless and until the same constitutes a default under the Lease Documents (other than by virtue of the amendment effected by Section 4 of the Amendment to the Master Lease of even date herewith) and Borrower shall have the benefit of any grace period provided in the Lease Documents in connection with such default. Notwithstanding the foregoing, Lender shall not be obligated to declare an Event of Default under the Lease to declare an Event of Default hereunder.

7.2 Remedies on Default. Whenever any Event of Default occurs, Lender may, in addition to any other remedies under the Loan Documents, at law or in equity, take any one or more of the following remedial steps concurrently or successively, without advance notice to Borrower (any such notice being expressly waived by Borrower):

7.2.1 Acceleration. Lender may declare the Loan to be immediately due and payable, without presentment of any kind, demand, notice of dishonor, protest, or other notice of any kind, all of which Borrower hereby waives.

7.2.2 Other Remedies. Lender may take whatever action at law or in equity as may appear necessary or desirable to collect any monies then due and/or thereafter to become due.

7.2.3 Waiver. Without waiving any prior or subsequent Event of Default, Lender may waive any Event of Default or, with or without waiving any Event of Default, remedy any default.

7.2.4 Terminate Disbursement. Lender may terminate its obligation to disburse Loan proceeds.

7.2.5 [Intentionally Deleted].

7.2.6 Lease Remedies. Pursuant to the cross-default provision of the Lease, Lender may declare an Event of Default under the Lease and may exercise its remedies thereunder.

7.3 Condition of Event of Default. Lender and Borrower acknowledge that any monetary obligation of Borrower under the terms of the Note, which cannot be satisfied from revenues from operation of the Facility, are subject to and conditioned upon Lender advancing funds pursuant to the Working Capital Loan (subject to Borrower's obligation to advance working capital under Section 2.1.2). Lender's failure to advance such funds shall not entitle Lender to declare an Event of Default due to Borrower's failure to comply with a monetary obligation that cannot be satisfied from revenues from operation of the Facility, however, Lender shall not be prohibited from declaring an Event of Default as a result of a non-monetary cause Event of Default or a monetary Event of Default that occurs when Lender does not have an obligation to advance pursuant to Section 2.1.2.

                            ARTICLE 8: MISCELLANEOUS

8.1 Advances by Lender. Following the occurrence of an Event of Default, Lender may incur and/or pay and/or advance costs or expenses: [i] which Lender is authorized or has the right (but not necessarily the obligation) to incur or may incur under any Loan Document or any law; [ii] in exercising any right or remedy provided under any Loan Document or in taking any action which Lender is authorized to take under any Loan Document; [iii] which are required to be paid by Borrower under any Loan Document, but which Borrower fails to pay upon demand; or [iv] from which Borrower is required to hold Lender harmless under any Loan Document, but from which Borrower fails to hold Lender harmless. Any reasonable costs, expenses, or advances incurred or paid by Lender as described in this Section 8.1 shall become part of the Loan and, upon demand, shall be paid to Lender together with interest thereon at the Default Rate from the date of disbursement by Lender.

8.2 [Intentionally Deleted].

8.3 Construction of Rights and Remedies and Waiver of Notice and Consent.

8.3.1 Applicability. The provisions of this Section 8.3 shall apply to all rights and remedies provided by any Loan Document or by law or equity.

8.3.2 Waiver of Notices and Consent to Remedies. Unless otherwise expressly provided herein, any right or remedy may be pursued without notice to or further consent of Borrower, both of which Borrower waives.

8.3.3 Cumulative Rights. Each right or remedy under the Loan Documents is distinct from but cumulative to each other right or remedy and may be exercised independently of, concurrently with, or successively to any other rights and remedies.

8.3.4 Extension or Modification of Loan. No extension of time for or modification of amortization of the Loan shall release the liability or bar the availability of any right or remedy against Borrower or any successor in interest, and Lender shall not be required to commence proceedings against Borrower or any successor or to extend time for payment or otherwise to modify amortization of the Loan by reason of any demand by Borrower or any successor.

8.3.5 Right to Select Security. Lender has the right to proceed at its election against all security or against any item or items of such security from time to time, and no action against any item or items of security shall bar subsequent actions against any item or items of security.

8.3.6 Forbearance Not a Waiver. No forbearance in exercising any right or remedy shall operate as a waiver thereof; no forbearance in exercising any right or remedy on any one or more occasion shall operate as a waiver thereof on any further occasion; and no single or partial exercise of any right or remedy shall preclude any other exercise thereof or the exercise of any other right or remedy.

8.3.7 No Waiver. Failure by Lender to insist upon the strict performance of any of the covenants and agreements herein set forth or to exercise any rights or remedies upon default by Borrower hereunder shall not be considered or taken as a waiver or relinquishment for the future of the right to insist upon and to enforce by mandamus or other appropriate legal or equitable remedy strict compliance by Borrower with all of the covenants and conditions hereof, or of the rights to exercise any such rights or remedies, if such default by Borrower is continued or repeated. To the extent permitted by law, any two or more of such rights or remedies may be exercised at the same time.

8.3.8 No Continuing Waivers. If any covenant or agreement contained in the Loan Documents is breached by Borrower and thereafter waived by Lender, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver shall be binding unless it is in writing and signed by Lender. No course of dealing between Lender and Borrower, nor any delay nor omission on the part of Lender in exercising any rights under the Loan Documents, shall operate as a waiver.

8.3.9 [Intentionally Deleted].

8.3.10 No Release. Borrower and any other person now or hereafter obligated for the payment or performance of all or any part of the Note shall not be released from paying and performing under the Note by reason of [i] the failure of Lender to comply with any request of Borrower (or of any other person so obligated), to take action to enforce any of the provisions of the Loan Documents, or [ii] the release, regardless of consideration, of the obligations of any person liable for payment or performance of the Note, or any part thereof, or [iii] any agreement or stipulation extending the time of payment or modifying the terms of the Note, and in the event of such agreement or stipulation, Borrower and all such other persons shall continue to be liable under such documents, as amended by such agreement or stipulation, unless expressly released and discharged in writing by Lender.

8.4 Assignment.

8.4.1 Assignment by Lender. Lender may assign, negotiate, pledge, or transfer this Agreement, each Note and all other Loan Documents to any creditors to secure a loan from such creditors to Lender and, in case of such assignment, the rights and remedies of Lender shall be enforceable against Borrower by such creditors with the same force and effect and to the same extent as the same would have been enforceable by Lender but for such assignment. Lender shall have the right to sell participation interests in the Loan provided that Lender shall be designated the agent for all participants in the Loan.

8.4.2 Assignment by Borrower. Borrower shall not assign or attempt to assign its rights nor delegate its obligations under this Agreement except as permitted by the terms of the Lease.

8.5 Notices. All notices, demands, requests, and consents (hereinafter "notices") given pursuant to the terms of this Agreement shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph of this Agreement and shall be served by [i] personal delivery; [ii] United States mail, postage prepaid; or [iii] nationally recognized overnight courier. All notices shall be deemed to be given upon the earlier of actual receipt or three days after deposit in the United States mail or one business day after deposit with the overnight courier. Any notices meeting the requirements of this section shall be effective, regardless of whether or not actually received. Lender and Borrower may change their notice address at any time by giving the other party notice of such change.

8.6 Entire Agreement. This Agreement, the Lease Documents and the other Loan Documents constitute the entire agreement between Borrower and Lender. No representations, warranties, and agreements have been made by Lender except as set forth in this Agreement, the other Loan Documents and the Lease Documents.

8.7 Severability. If any term or provision of this Agreement is held or deemed by Lender to be invalid or unenforceable, such holding shall not affect the remainder of this Agreement and the same shall remain in full force and effect.

8.8 Captions and Headings. The captions and headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the intent of any provision thereof.

8.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State, without giving effect to the conflict of laws rules thereof.

8.10 Binding Effect. This Agreement will be binding upon and inure to the benefit of the heirs, successors, personal representatives, and permitted assigns of Lender and Borrower.

8.11 Modification. This Agreement may only be modified by a writing signed by both Lender and Borrower. All references to this Agreement, whether in this Agreement or in any other document or instrument, shall be deemed to incorporate all amendments, modifications, and renewals of this Agreement made after the date hereof. If Borrower requests Lender's consent to any change in ownership, merger or consolidation of Borrower, any assumption of the Loan, or any modification of the Loan Documents, Borrower shall provide Lender all relevant information and documents sufficient to enable Lender to evaluate the request.

8.12 Construction of Agreement. This Agreement has been prepared by Lender and its professional advisors and reviewed by Borrower and its professional advisors. Lender, Borrower and their advisors believe that this Agreement is the product of all their efforts, it expresses their agreement, and that it shall not be interpreted in favor of either Lender or Borrower or against either Lender or Borrower merely because of their efforts in preparing it.

8.13 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original hereof.

8.14 No Third-Party Beneficiary Rights. No person not a party to this Agreement shall have or enjoy any rights hereunder and all third-party beneficiary rights are expressly negated. Without limiting the generality of the foregoing, no one other than Borrower shall have any rights to obtain or compel a disbursement of proceeds of the Loan hereunder.

8.15 Lender's Authority to Furnish Copies of Loan Documents. Lender may exhibit or furnish the Loan Documents or copies thereof to any potential transferee of the Loan Documents (whether such transfer is absolute or collateral), to any governmental or regulatory authority in connection with any legal, administrative or regulatory proceedings requiring the disclosure of the terms of the Loan Documents, to Lender's attorneys, auditors and underwriters, and to any other person or entity for which there is a legitimate business purpose for such disclosure.

8.16 Lender Merely a Lender.

8.16.1 No Agency. Lender is not and will not be in any way the agent for or trustee of Borrower. Lender does not intend to act in any way for or on behalf of Borrower in disbursing the proceeds of the Loan. Lender does not intend to be and is not and will not be responsible for the completion of any improvements erected or to be erected upon the land; the payment of bills or any other details in connection with the land and improvements; any plans and specifications prepared in connection with the land and improvements; or Borrower's relations with any contractors, subcontractors, materialmen, or laborers performing work or supplying materials for the land and improvements.

8.16.2 No Obligation to Pay. This Agreement is not to be construed by Borrower or anyone furnishing labor, materials, or any other work or product for improving the Land as an agreement upon the part of Lender to assure that anyone will be paid for furnishing such labor, materials, or any other work or product. Borrower shall be solely responsible for such payments.

8.16.3 No Responsibility for Construction. Lender is not responsible for construction of the improvements. Notwithstanding inspection of the land and the improvements, Lender assumes no responsibility for the quality of construction or workmanship or for the architectural or structural soundness of any improvements to be erected upon the land or for the adherence to or approval of any plans and specifications in connection therewith or for any improvements.

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, Lender and Borrower have executed and delivered this Agreement effective as of the Effective Date.

LENDER:                                 HEALTH CARE REIT, INC.

                                        By: /s/ Erin C. Ibele

                                            Title: Vice President and
                                                   Corporate Secretary

BORROWER:                               BALANCED CARE AT MERRILLVILLE, INC.

                                        By: /s/ Robin L. Barber
                                            Robin L. Barber

Tax I.D. No. 25-1872167                 Title: Vice President and Secretary